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Exhibit 99.1350CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Terry K. Glenn, President of The GNMA Fund Investment Accumulation Program, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 21, 2003


                                                  /S/ TERRY K. GLENN
                                                  --------------------
                                                  Terry K. Glenn,
                                                  President of
                                                  The GNMA Fund Investment
                                                  Accumulation Program, Inc.



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The GNMA Fund Investment Accumulation Program, Inc. and will be retained by The GNMA Fund Investment Accumulation Program, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
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Exhibit 99.1350CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Donald C. Burke, Chief Financial Officer of The GNMA Fund Investment Accumulation Program, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 21, 2003


                                                  /S/ DONALD C. BURKE
                                                  ---------------------
                                                  Donald C. Burke,
                                                  Chief Financial Officer of
                                                  The GNMA Fund Investment
                                                  Accumulation Program, Inc.



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The GNMA Fund Investment Accumulation Program, Inc. and will be retained by The GNMA Fund Investment Accumulation Program, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.